================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                       August 31 , 2007 (August 27, 2007)
                                  ------------

                             NATIONAL LAMPOON, INC.
               (Exact name of registrant as specified in Charter)


         Delaware                  0-15284                 95-4053296
      (State or other        (Commission File No.)       (IRS Employee
 jurisdiction of incorporation                          Identification No.)
    or organization)
                              8228 Sunset Boulevard
                          Los Angeles, California 90046
                    (Address of Principal Executive Offices)

                                  310-474-5252
                            (Issuer Telephone number)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

================================================================================

Item 4.01   Changes in Registrant's Certifying Accountant


     Stonefield Josephson, Inc., the independent accountant who had been engaged by us as our principal accountant to audit our consolidated financial statements, was dismissed effective August 31, 2007. On August 27, 2007, our Audit Committee approved the engagement of Weinberg & Company, P.A. as our new principal independent accountant to audit our consolidated financial statements for the year ending July 31, 2007.

     The decision to change our independent accountant from Stonefield Josephson, Inc. to Weinberg & Company, P.A. was approved by the Audit Committee of our Board of Directors.

     The report of Stonefield Josephson, Inc. on our financial statements as of and for the years ended July 31, 2006 and July 31, 2005 did not contain an adverse opinion, or a disclaimer of opinion, however the report issued on the financial statements for the year ended July 31, 2006 was modified as to our ability to continue as a going concern.. During the periods ended July 31, 2006 and July 31, 2005 and the interim period from August 1, 2006 through the date of dismissal, we did not have any disagreements with Stonefield Josephson, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stonefield Josephson, Inc., would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

     Prior to engaging Weinberg & Company, P.A., we had not consulted Weinberg & Company, P.A. regarding the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

Item 9.01    Financial Statements and Exhibits

             16     Letter re Change in Certifying Accountant.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2007

                           NATIONAL LAMPOON, INC.


                               By:/s/ Daniel S. Laikin
                                      ----------------
                                      Daniel S. Laikin, Chief Executive Officer

                                                                      Exhibit 16

     STONEFIELD
     JOSEPHSON, Inc.
     ---------------
     Certified Public
     Accountants
     Business Advisors



August 31, 2007



Mr. David Kane
Chief Financial Officer
National Lampoon, Inc.
8228 Sunset Blvd.
Los Angeles, California 90046

And

Mr. Timothy Durham
Audit Committee Chair
National Lampoon, Inc.
8228 Sunset Blvd.
Las Angeles, California, 90046


Dear Sirs:

This is to confirm that the client-auditor relationship between National Lampoon, Inc. (Commission File Number 0-15284) and Stonefield Josephson, Inc. has ceased.

Sincerely,


Stonefield Josephson, Inc.
CERTIFIED PUBLIC ACCOUNTANTS



 CC: Office of the Chief
 Accountant PCAOB Letter File
 Securities and Exchange
 Commission 100 F Street, N.E.
 Washington, D.C. 20549-7561